                                                                       EXHIBIT 1



                             COOPER INDUSTRIES, INC.
                                  $275,000,000

                           5.50% Senior Notes Due 2009
                                  guaranteed by
                             COOPER INDUSTRIES, LTD.

                             Underwriting Agreement


                                                              New York, New York
                                                                October 23, 2002

Salomon Smith Barney Inc.
UBS Warburg LLC
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013


Ladies and Gentlemen:


            Cooper Industries, Inc., a corporation organized under the laws of Ohio (the "Company"), proposes to sell to the several underwriters named in
Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, $275,000,000 principal amount of its 5.50% Senior Notes Due 2009 (the "Securities"), to be issued under an Indenture dated as of January 15, 1990 among the Company and The Chase Manhattan Bank (National Association), as trustee, as supplemented by the First Supplemental Indenture, dated as of May 15, 2002, the Second Supplemental Indenture, dated as of June
21, 2002, and the Third Supplemental Indenture, to be dated as of October 28, 2002, each between the Company, Cooper Industries, Ltd., a company existing under the laws of Bermuda (the "Guarantor"), and JPMorgan Chase Bank, as trustee (the "Trustee") (as so supplemented, the "Indenture"). The Securities will be guaranteed on an unsecured basis by the Guarantor (the "Guarantee"). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Basic Prospectus, any
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                                                                               2


Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Basic Prospectus, Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

            1. Representations and Warranties. The Company and the Guarantor jointly and severally represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1.


            (a) The Company and the Guarantor meet the requirements for use of Form S-3 under the Act. The Company has prepared and filed with the Commission a registration statement on Form S-3 (registration No. 333-75475) for registration under the Act of the Securities, and the Company and the Guarantor have jointly filed a combined post-effective amendment No. 1 to such registration statement and a registration statement on Form S-3 (registration No. 333-99581), relating to the registration under the Act of the related Guarantee of such Securities by the Guarantor and containing a Basic Prospectus relating to the offering and sale of the Securities (including the Guarantee). The Company may have filed one or more amendments thereto, including a related Preliminary
      Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (1) after the effective date of such registration statements, a final prospectus supplement relating to the Securities (including the Guarantee) in accordance with Rules 430A and 424(b), (2) prior to the Effective Date of such registration statements, a further amendment to such registration statements, including the form of final prospectus supplement or (3) a final prospectus in accordance with Rules 415 and 424(b). In the case of clause (1), the Company has included in such registration statements, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statements and the Final Prospectus. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as
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                                                                               3



      the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

            (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Final Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date, the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantor make no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or
      (ii) the information contained in or omitted from the Registration Statement, or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company and the Guarantor by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

            (c) Each of the Company, the Guarantor and their respective significant subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with requisite corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial position or results of operations of the Guarantor and its subsidiaries taken as a whole (a "Material Adverse Effect"). The subsidiaries listed in Schedule II to this Agreement are the only significant subsidiaries of the Guarantor or the Company, as defined by Rule 1-02 of Regulation S-X.


            (d) The Guarantor has an authorized capitalization of 250 million shares
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                                                                               4


      of Class A common stock, 150 million shares of Class B common stock and 10 million shares of preferred stock; and all the outstanding shares of capital stock or other equity interests of the Company and each significant subsidiary of the Guarantor or the Company have been duly authorized and validly issued, are fully paid and nonassessable and all shares that are owned directly or indirectly by the Guarantor are owned free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

            (e) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.

            (f) The Company and the Guarantor have the corporate right, power and authority to execute and deliver this Agreement, the Securities and the Indenture (including the Guarantee set forth therein) and to perform their respective obligations hereunder and thereunder.

            (g) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantor and constitutes a valid and binding obligation of the Company and the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (collectively, the "Enforceability Exceptions").

            (h) The Indenture has been duly authorized by the Company and the Guarantor and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms, subject to the Enforceability Exceptions; and the Indenture has been duly qualified under the Trust Indenture Act.

            (i) The Securities have been duly authorized by the Company and, when duly executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will be duly and validly issued and outstanding will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture. The Guarantee has been duly authorized by the Guarantor and, when the Securities have been duly executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.
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                                                                               5


            (j) Each of this Agreement, the Securities and the Indenture conforms in all material respects to the description thereof contained in the Final Prospectus.

            (k) Neither the Company nor the Guarantor is and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Prospectus, neither of them will be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

            (l) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained or made under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities (including the Guarantee) by the Underwriters in the manner contemplated herein and in the Final Prospectus.

            (m) Neither the issue and sale of the Securities (including the Guarantee) nor the performance of the terms and provisions hereof or the consummation of any transactions herein contemplated will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Guarantor or any of its subsidiaries pursuant to, (i) the charter or bylaws of the Company, the Guarantor or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company, the Guarantor or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company, the Guarantor or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, the Guarantor or any of its subsidiaries or any of its or their properties.

            (n) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

            (o) The consolidated historical financial statements and schedules of the Company and the Guarantor and its consolidated subsidiaries included and incorporated by reference in the Final Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company and the Guarantor, as the case may be, as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Historical Consolidated Financial Data"
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                                                                               6


      in the Final Prospectus and Registration Statement fairly present, on the basis stated in the Final Prospectus and the Registration Statement, the information included therein.

            (p) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Guarantor or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company or the Guarantor, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

            (q) Each of the Company, the Guarantor and its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

            (r) None of the Company, the Guarantor or any of its subsidiaries is in violation or default of (i) any provision of its charter or bylaws,
      (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company, the Guarantor or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, the Guarantor or any such subsidiary or any of its properties, as applicable, except in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

            (s) Ernst & Young LLP, which has certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Final Prospectus, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

            (t) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

            (u) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case
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                                                                               7


      in which the failure so to file would not have a Material Adverse Effect and except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect and except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

            (v) No labor problem or dispute with the employees of the Company, the Guarantor or any of its subsidiaries exists, or to the knowledge of the Company or the Guarantor is threatened or imminent, that reasonably could be expected to have a Material Adverse Effect, and neither the Company nor the Guarantor is aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, that reasonably could be expected to have a Material Adverse Effect.

            (w) The Company, the Guarantor and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company, the Guarantor or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company, the Guarantor and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company, the Guarantor or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company, the Guarantor nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company, the Guarantor nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

            (x) No subsidiary of the Company or the Guarantor is currently prohibited, directly or indirectly, from paying any dividends to the Company or the Guarantor, from making any other distribution on such subsidiary's capital stock, from repaying to the Company or the Guarantor any loans or advances to such subsidiary from the Company or the Guarantor or from transferring any of such subsidiary's property or assets to the Company, the Guarantor or any other subsidiary of the Company or the Guarantor, except as described in or contemplated by the Final Prospectus.

            (y) Except as would not, individually or in the aggregate, have a Material

      Adverse Effect, the Company, the Guarantor and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses. Neither the Company, the Guarantor nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

            (z) The Company, the Guarantor and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (aa) Neither the Company nor the Guarantor has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of the Securities or the Guarantee.

            (bb) The Company, the Guarantor and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive or be in compliance with required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect and except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto). Except as set forth in the Final Prospectus, neither the Company, the Guarantor nor any of its subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, except in any suit, action, proceeding or investigation that is not reasonably expected to have a Material Adverse Effect.

            (cc) In the ordinary course of its business, the Company and the Guarantor periodically review the effect of Environmental Laws on the business, operations and properties of the Company, the Guarantor and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company and the Guarantor have reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

            (dd) Each of the Company, the Guarantor and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of
      Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company, the Guarantor and its subsidiaries are eligible to participate and each such plan is in compliance with the presently applicable provisions of ERISA and such regulations and published interpretations, except where failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect. The Company, the Guarantor and its subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

            (ee) Except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company, the Guarantor and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of the Company's and the Guarantor's business as now conducted or as proposed in the Final Prospectus to be conducted. Neither the Company, the Guarantor nor its subsidiaries has received any notice of any claim of infringement of or conflict with any such rights of others that if determined adversely to the Company, the Guarantor or its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

            (ff) Except as disclosed in the Final Prospectus, (i) neither the Company nor the Guarantor has any material lending or other relationship with any bank or lending affiliate of Salomon Smith Barney Holdings Inc. or UBS Warburg LLC and (ii) the Company does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of Salomon Smith Barney Holdings Inc. or UBS Warburg LLC.

      Any certificate signed by any officer of the Company or the Guarantor and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company or the Guarantor, as to matters covered thereby, to each Underwriter.

            2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of 98.824% of the principal amount thereof, the principal amount of the Securities set forth opposite such Underwriter's name in Schedule I hereto.

            3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 AM, New York City time, on October 28, 2002, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day Federal funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

            4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

            5. Agreements. The Company and the Guarantor agree with the several Underwriters that:

            (a) The Company and the Guarantor will use their reasonable best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company and the Guarantor will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless either the Company or the Guarantor has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Final Prospectus is otherwise required under Rule 424(b), the Company or the Guarantor will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company or the Guarantor will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company or the Guarantor of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company and the Guarantor will use their reasonable best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

            (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives of such event; (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

            (c) As soon as practicable, the Guarantor will make generally available to its security holders and to the Representatives an earnings statement or statements of the Guarantor and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company and/or the Guarantor will pay the expenses of printing or other production of all documents relating to the offering.

            (e) The Company and the Guarantor will arrange, if necessary, for the qualification of the Securities (including the Guarantee) for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall the Company or the Guarantor be obligated to: (1) qualify to do business in any jurisdiction where they are not now so qualified, (2) take any action that would subject them to service of process in suits, other than those arising out of the offering or sale of the Securities (including the Guarantee), in any jurisdiction in which they are not now so subject, or (3) subject themselves to taxation in any jurisdiction in which they are not otherwise so subject.

            (f) Neither the Company nor the Guarantor will, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, any debt securities issued or guaranteed by the Company or the Guarantor and having a maturity of more than one year from the date of issue (other than the Securities and the Guarantee) or publicly announce an intention to effect any such transaction for a period of 90 days following the Execution Time.

            (g) Neither the Company nor the Guarantor will take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of the Securities or the Guarantee.

            6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantor contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company and the Guarantor made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Guarantor of their obligations hereunder and to the following additional conditions:

            (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) The Company shall have requested and caused Squire, Sanders & Dempsey L.L.P., counsel for the Company and the Guarantor, (ii) Appleby, Spurling & Kempe, Bermuda counsel for the Guarantor and (iii) Diane K. Schumacher, General Counsel to the Company and the Guarantor, to have furnished to the Representatives their opinions, dated the Closing Date and addressed to the Representatives, to the effect set forth in Annexes A, B and C, respectively, hereto.

      In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of Ohio and New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinions, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and the Guarantor and public officials.

            (c) The Representatives shall have received from Simpson, Thacher & Bartlett, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities (including the Guarantee), the Indenture, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and the Guarantor shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (d) The Company and the Guarantor shall have furnished to the Representatives a certificate of the Company and the Guarantor, signed by an executive officer of the Company and of the Guarantor who has specific knowledge of the Company's and Guarantor's financial matters and who is satisfactory to the Representatives, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:

                  (i) the representations and warranties of the Company and the
            Guarantor in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company and the Guarantor have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to the Closing Date;

                  (ii) no stop-order suspending the effectiveness of the
            Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's or the Guarantor's knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change or any development involving a prospective material adverse change in or affecting the condition (financial or otherwise), earnings, business or properties of the Guarantor and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

            (e) At the Execution Time and at the Closing Date, Ernst & Young LLP shall have furnished to the Representatives, at the request of the Company and the Guarantor, letters, dated respectively as of the Execution Time and as of the Closing Date and addressed to the Representatives, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Final Prospectus, provided that the letter delivered on the Closing Date shall use a "cut-off" date no more than three business days prior to the Closing Date.

            (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Guarantor and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause
      (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

            (g) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's or the Guarantor's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

            (h) Prior to the Closing Date, the Company and the Guarantor shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

            If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and the Guarantor in writing or by telephone or facsimile confirmed in writing.

            The documents required to be delivered by this Section 6 shall be delivered at the office of Simpson, Thacher & Bartlett, counsel for the Underwriters, at 425 Lexington Avenue, New York, New York 10017, on the Closing Date.

            7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or the Guarantor to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Salomon Smith Barney Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

            8. Indemnification and Contribution. (a) The Company and the Guarantor jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither the Company nor the Guarantor will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or the Guarantor by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission of material fact made in any Preliminary Final Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company or the Guarantor had previously furnished copies of the Final Prospectus (excluding documents incorporated by reference therein) to the Representatives, (x) delivery of the Final Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission or alleged untrue statement or omission of a material fact contained in the Preliminary Final Prospectus was corrected in the Final Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Final Prospectus. This indemnity agreement will be in addition to any liability that the Company and the Guarantor may otherwise have.

            (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, the Guarantor, each of their respective directors, each of their respective officers, and each person who controls the Company or the Guarantor within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantor to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company or the Guarantor by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability, which any Underwriter may otherwise have. The Company and the Guarantor acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting" or "Plan of Distribution", (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraphs related to stabilization, over-allotment transactions, syndicate covering transactions and penalty bids in any Preliminary Final Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Final Prospectus or the Final Prospectus.

            (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party, in any of which events such fees, costs and expenses shall be reimbursed as they are incurred. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel as contemplated by this paragraph, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the indemnifying party of such request and (ii) the indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

            (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Guarantor and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Guarantor and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Guarantor and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Guarantor shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Company, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or the Guarantor on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company or the Guarantor within the meaning of either the Act or the Exchange Act, each officer of the Company or the Guarantor who shall have signed the Registration Statement and each director of the Company or the Guarantor shall have the same rights to contribution as the Company and the Guarantor, subject in each case to the applicable terms and conditions of this paragraph (d).

            9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Company or the Guarantor. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Guarantor and any nondefaulting Underwriter for damages occasioned by its default hereunder.

            10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company and the Guarantor prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Guarantor's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the

New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

            11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Guarantor or their officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company, the Guarantor or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

            12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York, 10013 Attention: General Counsel; or, if sent to the Company or the Guarantor will be mailed, delivered or telefaxed to Cooper Industries, Inc. 600 Travis, Suite 5800, Houston, Texas 77002 (Fax No.: (713) 209-8983), Attention: Vice President and Treasurer.

            13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

            14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

            15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

            16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

            17. Definitions. The terms, which follow, when used in this Agreement, shall have the meanings indicated.

            "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Basic Prospectus" shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date.

            "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

            "Commission" shall mean the Securities and Exchange Commission.

            "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective; provided that the first such date and time shall be on September 19, 2002, which was the effectiveness date of the combined registration statements described in paragraph 1(a) above.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

            "Final Prospectus" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

            "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus.

            "Registration Statement" shall mean, collectively, the combined registration statement and post-effective amendment No. 1 to registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any further post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

            "Rule 415," "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

            "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

            "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statements referred to in Section 1(a) hereof.

            "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Guarantor and the several Underwriters.

                                    Very truly yours,

                                    Cooper Industries, Inc.

                                    By: /s/ Alan J. Hill
                                        --------------------------------
                                        Name:  Alan J. Hill
                                        Title: Vice President and Treasurer


                                    Cooper Industries, Ltd.

                                    By: /s/ D. Bradley McWilliams
                                        --------------------------------
                                        Name:  D. Bradley McWilliams
                                        Title: Senior Vice President and
                                               Chief Financial Officer


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Smith Barney Inc.

By: /s/ John S. Shafer, III
    --------------------------------
    Name:  John S. Shafer, III
    Title: Vice President


UBS Warburg LLC

By: /s/ John Doherty
    --------------------------------
    Name:  John Doherty
    Title: Director - Capital Markets

By: /s/ Bruce J. Widas
    --------------------------------
    Name:  Bruce J. Widas
    Title: Managing Director - Capital Markets

For themselves and the other
Several Underwriters named in
Schedule I to the foregoing Agreement.

SCHEDULE I

                                                    PRINCIPAL AMOUNT
                                                    OF SECURITIES TO
UNDERWRITERS                                          BE PURCHASED
------------                                          ------------
Salomon Smith Barney Inc......................        $ 96,250,000
UBS Warburg LLC...............................          96,250,000
Banc of America Securities LLC................          16,500,000
J.P. Morgan Securities Inc....................          16,500,000
PNC Capital Markets, Inc......................          16,500,000
The Royal Bank of Scotland plc................          16,500,000
Wachovia Securities, Inc......................          16,500,000
                                                      ------------
      Total...................................        $275,000,000
                                                      ============

SCHEDULE II


                            Significant Subsidiaries


                              Cooper Bussmann, Inc.

                              Cooper Lighting, Inc.

                           Cooper Power Systems, Inc.

                            Cooper Power Tools, Inc.

                                                                         ANNEX A


          FORM OF OPINION OF SQUIRE, SANDERS & DEMPSEY, L.L.P.

      Squire, Sanders & Dempsey, L.L.P. shall have furnished to the Underwriters their written opinion, as counsel to the Company and the Guarantor, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect set forth below:

      (a) The Company has been duly incorporated and is validly existing and in good standing under the laws of Ohio.

      (b) The Company has the corporate right, power and authority to execute and deliver the Agreement, the Securities and the Indenture and to perform its obligations under each such document.

      (c) The Indenture has been duly authorized, executed and delivered by the Company and the Guarantor, has been duly qualified under the Trust Indenture Act and, assuming due execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms, subject to the Enforceability Exceptions.

      (d) The Securities have been duly authorized by the Company and, when executed by the Company and duly authenticated by the Trustee as provided in the Indenture and delivered to and paid for by the Underwriters as provided in the Agreement, such Securities will be duly and validly issued and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

      (e) The Guarantee of the Securities has been duly authorized by the Guarantor and, when the Securities have been duly executed, authenticated and issued as provided in the Indenture and delivered and paid for as provided in the Agreement, such Guarantee will be a valid and legally binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

      (f) The Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and the Registration Statement and the Final Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion), as of the Effective Date of the Registration Statement and the date of the Final Prospectus, respectively, complied as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder.

      (g) The Agreement has been duly authorized, executed and delivered by the Company.

      (h) The Securities and the Indenture conform in all material respects to the applicable description contained in the Final Prospectus.

      (i) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated by the Agreement, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities (including the Guarantee) by the Underwriters in the manner contemplated in the Agreement and in the Final Prospectus and such other approvals (specified in such opinion) as have been obtained.

      (j) Neither the Company nor the Guarantor is, and after giving effect to the offering and sale of the Securities and the related Guarantee and the application of the proceeds thereof as described in the Final Prospectus, neither of them will be, an "investment company" as defined in the Investment Company Act.

      Such counsel shall also state that they have participated in conferences with representatives of the Company and the Guarantor, representatives of their independent accountants, representatives of the Underwriters and counsel for the Underwriters, at which conferences the contents of the Registration Statement and the Final Prospectus [and any amendment and supplement thereto, if applicable] and related matters were discussed and, although such counsel assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Final Prospectus [or any amendment or supplement thereto, if applicable] (except as expressly provided in paragraph (h) above), such counsel has no reason to believe that the Registration Statement, as of its Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Final Prospectus, as of its date or as of the date of this opinion, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided such counsel need not express any view with respect to the financial statements or other financial information contained or incorporated by reference in the Registration Statement or the Final Prospectus).

                                                                         ANNEX B


                  FORM OF OPINION OF APPLEBY, SPURLING & KEMPE


      Appleby, Spurling & Kempe shall have furnished to the Underwriters their written opinion, as Bermuda counsel to the Guarantor, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect set forth below:

      (a) The Guarantor has been duly incorporated and is validly existing and in good standing under the laws of Bermuda, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has the corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Final Prospectus, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

      (b) The Guarantor has the requisite corporate right, power and authority to execute and deliver the Indenture and the Agreement and to perform its obligations thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of the Indenture and the Agreement and the consummation of the transactions contemplated thereby by Guarantor has been duly and validly taken.

      (c) The execution, delivery and performance by the Guarantor of the Indenture and the Agreement do not and will not violate, conflict with or constitute a default under (i) any requirement of any law or any regulation of Bermuda or (ii) the constitutional documents of the Guarantor, and will not create any charge or lien over the assets of the Guarantor.

      (d) Except as otherwise provided in such opinion, no consent, license or authorization of, filing with, or other act by or in respect of, any governmental authority or court of Bermuda is required to be obtained by the Guarantor in connection with the execution, delivery or performance by the Guarantor of the Indenture and the Agreement, or to ensure the legality, validity, admissibility into evidence or enforceability as to the Guarantor of the Indenture and the Agreement.

                                                                         ANNEX C


               FORM OF OPINION OF COOPER INDUSTRIES, INC.


      General Counsel of the Company shall have furnished to the Underwriters her written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect set forth below:

      (a) The Company and each of the significant subsidiaries of the Company have been duly incorporated and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have the requisite corporate power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged as described in the Final Prospectus, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

      (b) The Guarantor has an authorized capitalization of 250 million Class A Common Shares, par value $0.01 per share, 150 million Class B Common Shares, par value $0.01 per share, and 10,000 Preferred Shares, par value $0.01 per share; all the outstanding shares of capital stock of the Company and each significant subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable; and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of significant subsidiaries that are owned by the Company either directly or through wholly owned subsidiaries are owned free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance.

      (c) The Company has the corporate right, power and authority to execute and deliver the Agreement, the Securities and the Indenture and to perform its obligations under each such document.

      (d) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Guarantor or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.

      (e) Neither the execution, delivery and performance by the Company and the Guarantor of the Agreement and the Indenture, nor the issuance and sale of the Securities and the

Guarantee, nor compliance by the Company and the Guarantor with the terms thereof and the consummation of the transactions contemplated thereby will (i) to the best knowledge of such counsel, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Guarantor or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Guarantor or any of its subsidiaries is a party or bound or to which any of the property or assets of the Company, the Guarantor or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter, by-laws or similar organizational documents of the Company, the Guarantor or any of its subsidiaries or (iii) result in the violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, the Guarantor or its subsidiaries or any of its or their properties, except, in the case of clause (i) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

      (f) No holders of securities of the Company or the Guarantor have rights to the registration of such securities under the Registration Statement.

      Such counsel shall also state that she has participated in conferences with representatives of the Company and the Guarantor and representatives of their independent accountants, at which conferences the contents of the Registration Statement and the Final Prospectus [and any amendment and supplement thereto, if applicable] and related matters were discussed and, although such counsel assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Final Prospectus [or any amendment or supplement thereto, if applicable], such counsel has no reason to believe that the Registration Statement, as of its Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Final Prospectus, as of its date or as of the date of this opinion, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided such counsel need not express any view with respect to the financial statements or other financial information contained or incorporated by reference in the Registration Statement or the Final Prospectus).

                                      C-2